EXHIBIT 10.2

*** : CERTAIN MATERIAL HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES EXCHANGE COMMISSION.


                                 PURCHASE ORDER

                                     THIS PURCHASE ORDER NUMBER MUST APPEAR
                                     ON ALL INVOICES, BILLS OF LADING, PACKING
                                     SLIPS & PACKAGES

HAR-CON ENGINEEREING                 No. 4410
15990 STURGEON                           -------------------------------------
ROSEVILLE, MICHIGAN 48066

                              Ship
To:                           To:
    NDC AUTOMATION                 DAIMLER/CHRYSLER
    3101 LATROBE DRIVE             MACK II 3.7L
    CHARLOTTE, NC 28211            ENGINE PLANT
                                   9811182

----------------------------------------------------------------------------------------------------
DATE ISSUED    REG. NO.    JOB NAME               JOB. NO.        A/C NO.     DATE REQUIRED
04/30/99                   MACK II                9811182-06      7035        01/30/00
----------------------------------------------------------------------------------------------------
TERMS          F.O.B.               SHIP VIA      PLEASE ENTER OUR ORDER FOR THE FOLLOWING SUBJECT
SEE NOTE-SHIPPING POINT             BEST WAY      TO TERMS AND CONDITIONS BELOW
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
ITEM    QUAN.    DESCRIPTION                              DISC.         UNIT PRICE       TOTAL PRICE
----------------------------------------------------------------------------------------------------
17               1 LOT LABOR AND MATERIAL TO PROVIDE
17               LASER GUIDED VEHICLES AND
17               ANCILLARY EQUIPMENT for DAIMIER
17               CHRY. MACK II ENGINE PLANT INCL:
18*1     12      GUIDANCE CONTROLS FOR (12) UNITS
19*2     1       NT SYSTEM CONTROLLER
20       1       LOT RF SYSTEM HARDWARE
21       1       LOT RF SYSTEM TARGETS
22*      12      "LGV" VEHICLE-BUILD AND START
22               up                                                         ***
                                                                                        ------------


*TIMING FOR DELIVERY AND PAYMENT PER HARCON SCHEDULE AND
 AGREED UPON CASH FLOW.
 ITEMS NUMBERED 1, 2 & 5 WILL BE SUBJECT TO 10% RETAINER
 WILL BE RELEASED PER DAIMLER/CHRYSLER ACCEPTANCE
 REQ BY: SCOTT B

PLEASE SIGN AND RETURN YELLOW COPY AS ACKNOWLEDGEMENT

================================================================================

1. ALL SHIPMENTS MUST BE FULLY PREPAID. ANY TRANSPORTATION CHARGES TO WHICH YOU ARE ENTITLED SHOULD BE ADDED TO YOUR INVOICE WHICH SHOULD ALSO SHOW WEIGHT AND RATES.

2. ATTACH EVIDENCE OF DELIVERY OR SHIPMENT SUCH AS BILLS OF LADING, FREIGHT RECEIPTS OR DELIVERY RECEIPTS TO ORIGINAL COPY OF INVOICE.

3. FORWARD PACKING SLIPS IN EACH SHIPMENT.

4. INVOICES WILL BE RETURNED UNLESS THEY SHOW OUR PURCHASE ORDER NUMBER, STENCIL PURCHASE ORDER NUMBER ON ALL BOXES AND CARTONS.

5. IF THIS ORDER OR ANY OF ITS CONDITIONS IS NOT CLEAR AND SATISFACTORY TO YOU, COMMUNICATE WITH US AT ONCE. IF PRICES ARE HIGHER THAN SPECIFIED, DO NOT SHIP. NOTIFY US GIVING PRICE ON EACH ITEM.


NOT VALID UNLESS SIGNED BY PURCHASING AGENT

BY: /s/ W. Stechdler     4-30-99
   -----------------------------
   PURCHASING AGENT

                                 PURCHASE ORDER

"REVISION" # 3

                                     THIS PURCHASE ORDER NUMBER MUST APPEAR
                                     ON ALL INVOICES, BILLS OF LADING, PACKING
                                     SLIPS & PACKAGES

HAR-CON ENGINEERING                  No. 3977
15990 STURGEON                           -------------------------------------
ROSEVILLE, MICHIGAN 48066

                              Ship
To:                           To:
    NDC AUTOMATION                 DAIMLER/CHRYSLER
    3101 LATROBE DRIVE
    CHARLOTTE, NC 28211
                                   9811182

----------------------------------------------------------------------------------------------------
DATE ISSUED    REG. NO.    JOB NAME               JOB. NO.        A/C NO.     DATE REQUIRED
12/28/98                   MACK 2 3.7 ENGINE      9811182-21      7035        01/30/99
----------------------------------------------------------------------------------------------------
TERMS          F.O.B.               SHIP VIA      PLEASE ENTER OUR ORDER FOR THE FOLLOWING SUBJECT
90/10 30th PROXSHIPPING POINTBEST WAY COLLECT     TO TERMS AND CONDITIONS BELOW
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
ITEM    QUAN.    DESCRIPTION                              DISC.         UNIT PRICE       TOTAL PRICE
----------------------------------------------------------------------------------------------------
       1 LOT     ITEMS 59-200-0001
                 PROJECT MANAGEMENT
                 A. CRITICAL PATH ITEMS
                 B. MANAGEMENT OF SYSTEM DEVELOPMENT
                 C. UPDATED TIME LINE
                 D. SIMULATION SUPPORT
       1 LOT     ITEMS 59-200-0002
                 A. R. F. SITE SURVEY LAYOUT
                 B. ROAD SYSTEM DRAWING
                 C. NON-AGV INTERFACE DRWG FOR
                 DOOR CONTROLS
                 D. VEHICLE & VEHICLE CONTROLS
                 E. SCREENS & MESSAGES FOR VHS
                 PROGRAM
                 F. SREC. FOR MDC/VHS INTERFACE
                 G. SYST. DOCUMENTATION FOR RF
                 SYSTEM
       1         ADDED PER SCOTT B. 5/03/99                                                  ***




REQ. BY, JOHN RIZZO
**REVISED PO****4/30/99
LINE 1 CHANGED FROM *** TO ***
LINE 2 CHANGED FROM *** TO ***
PER AGREEMENT WITH MARK RAMSEY ON 4/30/99
NOTE #2. THIS IS NOT FULL VALUE OF PO. THIS WILL BE AMENDED AS
CUSTOMER PO. IS FINALIZED.
***REVISION #3 ADDED PER SCOTT B. ADD *** SOFT COST

PLEASE SIGN AND RETURN YELLOW COPY AS ACKNOWLEDGEMENT

================================================================================

1. ALL SHIPMENTS MUST BE FULLY PREPAID. ANY TRANSPORTATI0N CHARGES TO WHICH YOU ARE ENTITLED SHOULD BE ADDED TO YOUR INVOICE WHICH SHOULD ALSO SHOW WEIGHT AND RATES.

2. ATTACH EVIDENCE OF DELIVERY OR SHIPMENT SUCH AS BILLS OF LADING, FREIGHT RECEIPTS OR DELIVERY RECEPTS TO ORIGINAL COPY OF INVOICE.

3. FORWARD PACKING SLIPS IN EACH SHIPMENT.

4. INVOICES WILL BE RETURNED UNLESS THEY SHOW OUR PURCHASE ORDER NUMBER, STENCIL PURCHASE ORDER NUMBER ON ALL BOXES AND CARTONS.

5. IF THIS ORDER OR ANY OF ITS CONDITIONS IS NOT CLEAR AND SATISFACTORY TO YOU, COMMUNICATE WITH US AT ONCE. IF PRICES ARE HIGHER THAN SPECIFIED, DO NOT SHIP. NOTIFY US GIVING PRICE ON EACH ITEM.


NOT VALID UNLESS SIGNED BY PURCHASING AGENT

BY: /s/ W. Stechdler     5-3-99
   -----------------------------
   PURCHASING AGENT